UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code:	(585) 624-3150

Date of fiscal year end:	10/31/20

Date of reporting period:	11/01/19 - 10/31/20

Item 1 - Attach shareholder report

Item 2 - CODE OF ETHICS.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3	- AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2020	10/31/2019

Audit Fees	$14,100	$13,250

Audit-Related Fees	$0	$0
Tax Fees	$2,100	$2,000
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 - INVESTMENTS

Item 6(a) -The list of investments is included in the shareholder report.

Item 6(b) -Not applicable.

Item 7 -	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

Item 11(a) -	The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) -	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - EXHIBITS.

(a)(1)	Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2002 with Accession Number 0001038199-02-000005).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: December 21, 2020

BULLFINCH FUND, INC.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Annual Report

October 31, 2020

1

Management’s Discussion of Fund Performance

December 10, 2020

Dear Fellow Shareholders:

We are very proud to present the October 2020 Annual Report of Bullfinch Fund, Inc. This report contains the audited financial statements for both the Unrestricted Series and the Greater Western New York Series.

Unless you’ve been frozen in carbonite for the past twelve months, it goes without saying the year 2020 has been up and down (and up again). The Coronavirus shocked the markets in the first calendar quarter, but saw a dramatic almost “V” shaped recovery in the ensuing months. Our funds followed a similar trajectory.

What you don’t see in this report is the even more impressive comeback following the close of the fiscal year (October 31st) and the writing of this letter. The market appears to have shifted from growth to value and, if that shift sticks, you’ll be able to see some exciting numbers come our next report (if not in our calendar year-end statements).

In the Unrestricted Series, the top performing stocks included Amazon (which more than doubled since we bought it in March), Meridian Bioscience, Adobe, and Microsoft – all beneficiaries of our pandemic-induced stay-at-home reality. Among the laggards were Toll Brothers, Total SA, Newell Brands, and TE Connectivity, all of which we sold during March when we wanted to reduce our exposure to stocks vulnerable to a recession.

During the fiscal year, in the Greater Western New York Series, Manning & Napier (which more than doubled) led the way, followed by IEC Electronics, and Fastenal (which we sold when it hit our sell price right before the market collapsed. Frontier Communications, Astronics, and TE Connectivity led the down stocks.

The pandemic seems to have thrown everything for a loop this year. On top of that, we have a very divided electorate, half of whom seem to not trust the results and perhaps even more who don’t appear to trust the process. What impact this may have on the market is unknown. It all depends on what path the new opposition takes. If 2020 has taught us anything, it’s that the squeaky wheel gets the grease.

At the same time, we are seeing a pendulum shift in the way stocks are assessed. There is a growing movement, despite academic evidence to the contrary, that places a higher value on social activism versus accounting mathematics.

For almost a century now, ever since the publication of Graham and Dodd’s Security Analysis, numbers have reigned supreme over story. This was done to give equity investing more credibility following the stock market collapse during the Great Depression. This collapse occurred because too many people believed the stock’s story as sold to them by the brokers and didn’t have access to the numbers that could support or deny that story.

We may be at the beginning of a similar cycle now in the market.

But don’t worry. Our job is to focus on the numbers, not fall for a captivating story.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Bullfinch Fund, Inc.

Christopher Carosa, CTFA

President

2

BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 10/31/10 to 10/31/20. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Annualized			Annualized
Returns Ending	Bullfinch Fund Inc.	Value Line	Returns Ending	Bullfinch Fund Inc.	Value Line
10/31/2010	Unrestricted Series	Geometric Index	10/31/2010	Greater WNY Series	Geometric Index

One – Year	-5.71%	-11.96%	One – Year	-13.30%	-11.96%
Five – Year	+5.25%	-0.24%	Five – Year	+0.77%	-0.24%
Ten – Year	+8.59%	+3.42%	Ten – Year	+5.97%	+3.42%

3

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF OCTOBER 31, 2020

TOGETHER WITH INDEPENDENT AUDITORS’ REPORT

DeJoy, Knauf & Blood, LLP

Certified Public Accountants

280 East Broad Street, Suite 300

Rochester, NY 14604

Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of

Bullfinch Fund, Inc. - Unrestricted Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Unrestricted Series (one of the series constituting the Bullfinch Fund, Inc. [the “Company”]) as of October 31, 2020, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bullfinch Fund, Inc. - Unrestricted Series as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ DeJoy, Knauf & Blood, LLP

We have served as the auditor of Bullfinch Fund, Inc. - Unrestricted Series since 2016.

Rochester, New York

December 21, 2020.

4

UNRESTRICTED SERIES

(A SERIES WITHIN THE BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $6,721,417	$9,622,794

Cash & Cash Equivalents	375,057

Accrued Interest and Dividends	18,011

Prepaid Expenses	8,708

Total Assets	$10,024,570

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$14,580

Due to Investment Adviser	9,145

NET ASSETS

Net Assets (Equivalent to $19.88 per share based on 503,065.995 shares of stock outstanding)	10,000,845

Total Liabilities and Net Assets	$10,024,570

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 503,065.995 Shares Outstanding	$7,528,631

Accumulated Net Investment Loss & Realized Loss from Security Transactions	(429,163)
Net Unrealized Appreciation on Investments	2,901,377

Net Assets at October 31, 2020	$10,000,845

The accompanying notes are an integral part of these financial statements.

5

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2020

	Historical
	Shares	Cost	Value

Level 1 - Common Stocks – 78.25%

*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Medical Products and Supplies - 13.66%
Bristol-Myers Squibb Co.	7,100	359,371	414,995
Edwards Lifesciences*	8,250	108,269	591,442
Johnson & Johnson	2,400	136,714	329,064
Medtronic PLC	300	22,701	30,171
		627,055	1,365,672
Computers - Software – 12.46%
Adobe Inc.*	1,100	28,660	491,810
Microsoft Corp.	2,200	50,534	445,434
Oracle Corp.	5,500	56,122	308,605
		135,316	1,245,849
Insurance – 5.91%
Arthur J Gallagher & Co	5,700	138,298	591,147

Building & Related – 5.10%
Meritage Homes Corp.*	5,850	246,488	509,477

Electrical Equipment - 4.71%
Corning Inc.	7,300	66,773	233,381
General Electric Co.	32,000	617,355	237,440
		684,128	470,821

Retail – Specialty – 4.20%
CVS Health Corp.	3,050	170,752	171,074
Zumiez Inc.*	8,900	193,235	249,200
		363,987	420,274

Commercial Services - 3.91%
Paychex, Inc.	4,750	130,496	390,688

Computers - Networking - 3.84%
Cisco Systems, Inc.	10,700	160,238	384,130

Telecommunications – 3.30%
AT&T Inc.	4,400	158,437	118,888
Verizon Communications, Inc	3,700	180,520	210,863
		338,957	329,751

Semiconductors - 3.27%
Intel Corp.	5,000	85,564	221,400
Xperi Holding Corp.	8,550	198,390	106,020
		283,954	327,420

	Historical
	Shares	Cost	Value

Level 1 - Common Stocks – 78.25%

Tobacco Products – 2.97%
Universal Corp.	7,450	297,131	296,883

Retail - General – 2.64%
Amazon.com Inc.*	87	159,645	264,145

Steel – 2.62%
Reliance Steel & Aluminum Co.	2,400	184,673	261,576

Biotech – 2.37%
Meridian Bioscience Inc.*	13,800	249,015	236,670

Utilities – Natural Resources – 2.36%
Consolidated Water Co. Ltd.	23,500	276,520	236,410

Industrial Services – 1.68%
Expeditors Int’l Washington	1,900	61,567	167,903

Computers - Hardware – 1.51%
Western Digital Corp.*	4,000	187,535	150,920

Aerospace – 0.86%
AAR Corporation*	4,400	83,191	85,624

Pharmaceuticals -0.78%
Mylan Inc.*	5,350	300,333	77,789

Railroads -0.10%
Wabtec Corp.	171	13,348	10,140

Total Investments in Common Stocks		4,921,875	7,823,289

Level 1 – Cash & Equivalents – 3.75%
Schwab Bank - 3.75%		375,057	375,057
Bank Sweep Interest Rate .01%

Level 2 – Short Term Instruments – 18.00%
US TreasuryBill – 18.00%		1,799,542	1,799,505
Due 02/09/21 0.00%

Total Invested Assets		$7,096,474	$9,997,851

The accompanying notes are an integral part of these financial statements.

6

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2020

Table of Industries

Industry	Market Value	Percent

Aerospace	$85,624	0.86%
Biotech	$236,670	2.37%
Building & Related	$509,477	5.10%
Commercial Services	$390,688	3.91%
Computers – Hardware	$150,920	1.51%
Computers – Networking	$384,130	3.84%
Computers – Software	$1,245,849	12.46%
Electrical Equipment	$470,821	4.71%
Industrial Services	$167,903	1.68%
Insurance	$591,147	5.91%
Medical Products & Supplies	$1,365,672	13.66%
Pharmaceuticals	$77,789	0.78%
Railroads	$10,140	0.10%
Retail- General	$264,145	2.64%
Retail – Specialty	$420,274	4.20%
Semiconductors	$327,420	3.27%
Steel	$261,576	2.62%
Telecommunications	$329,751	3.30%
Tobacco Products	$296,883	2.97%
Utilities – Natural Resources	$236,410	2.36%
Total Equities	$7,823,289	78.25%

Cash & Equivalents	$375,057	3.75%
(Bank Sweep Interest Rate .01%)

US Treasury Bill (Due 02/9/21 0.00%)	$1,799,505	18.00%

Total Invested Assets	$9,997,851	100.00%

The accompanying notes are an integral part of these financial statements.

7

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2020

INVESTMENT INCOME:
Dividend and Interest Income	$167,188

EXPENSES:
Adviser Fees	104,602
Legal and Professional	21,406
D&O/E&O	8,443
Custodian Fees	3,894
Dues & Subscriptions	2,248
Foreign Taxes	1,470
Director’s Fees	1,250
Fidelity Bond	1,080
State Income Taxes	250
Registration Fees	235
Telephone	144
Total expense	145,022
Net investment income	22,166
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Realized loss from securities transactions	(22,176)
Unrealized depreciation during the period	(567,300)
Net loss on investments	(589,476)
CHANGE IN NET ASSETS FROM OPERATIONS	$(567,310)

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2020 AND 2019

	October	October
	2020	2019
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,166	$58,773
Net realized (loss) from security transactions	(22,176)	(3,685)
Net change in unrealized appreciation (depreciation) of investments	(567,300)	1,244,802
Increase (decrease) in net assets from operations	(567,310)	1,299,890

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	0	(404,093)
Distribution of ordinary income	(58,749)	(49,498)
Decrease in net assets from distributions to shareholders	(58,749)	(453,591)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	230,127	171,339
Reinvestment of distributions to shareholders	58,749	453,591
Shares Redeemed	(76,588)	(186,406)
Increase in net assets from capital share transactions	212,288	438,524
TOTAL INCREASE (DECREASE) IN NET ASSETS	(413,771)	1,284,823

NET ASSETS:
Beginning of year	10,414,616	9,129,793
End of year	$10,000,845	$10,414,616

The accompanying notes are an integral part of these financial statements.

8

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)

FOR THE YEARS ENDED OCTOBER 31, 2020, 2019, 2018, 2017 AND 2016

	October	October	October	October	October
	2020	2019	2018	2017	2016

NET ASSET VALUE, beginning of year	$21.20	$19.59	$20.78	$20.29	$20.75

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.04	0.12	0.11	0.05	0.03
Net gain on securities both realized and unrealized	(1.24)	2.46	0.02	2.07	1.47

Total from investment operations	(1.20)	2.58	0.13	2.12	1.50

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of capital gains	0.00	(0.87)	(1.27)	(1.60)	(1.92)
Distribution of ordinary income	(0.12)	(0.10)	(0.05)	(0.03)	(0.04)
Total stock dividend distributions	(0.12)	(0.97)	(1.32)	(1.63)	(1.96)

NET ASSET VALUE, end of year	$19.88	$21.20	$19.59	$20.78	$20.29

NET ASSETS, end of year	$10,000,845	$10,414,616	$9,129,793	$8,857,939	$8,578,137

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)

FOR THE YEARS ENDED OCTOBER 31, 2020, 2019, 2018, 2017 AND 2016

	October	October	October	October	October
	2020	2019	2018	2017	2016

RATIO OF EXPENSES TO AVERAGE NET ASSETS*	1.43%	1.50%	1.49%	1.51%	1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	0.22%	0.61%	0.53%	0.24%	0.17%

PORTFOLIO TURNOVER RATE*	5.94%	16.04%	11.41%	10.72%	1.95%

TOTAL RETURN	(5.71)%	14.23%	0.45%	10.92%	7.62%

* Per share amounts calculated using the average shares method

The accompanying notes are an integral part of these financial highlights.

9

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2020

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value. The treasury bill is valued based on the rates currently offered for treasury bills of similar maturities.

10

ASSETS AT FAIR VALUE AS OF:

	10/31/20
	LEVEL 1	LEVEL 2
COMMON STOCKS	$7,823,289	$-
CASH & EQUIVALENTS	$375,057	$-
TREASURY BILL	$-	$1,799,505
TOTALS BY LEVEL	$8,198,346	$1,799,505

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date.The Series made a distribution of its ordinary income of $49,498 to its shareholders on December 27, 2018, in the form of stock dividends equal to 2,823.612 shares of stock. The Series made a distribution of its capital gains of $404,093 to its shareholders on December 27, 2018, in the form of stock dividends equal to 23,051.518 shares of stock. The Series made a distribution of its ordinary income of $58,749 to its shareholders on December 27, 2019, in the form of stock dividends equal to 2,716.023 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 21, 2020, the date of issuance of these financial statements.

11

NOTE C – INVESTMENTS

For the year ended October 31, 2020, the Series purchased $603,643 of common stock. During the same period, the Series purchased $1,799,542 in Treasury Bills. During the same period, the Series redeemed $1,144,799 of common stock. During the same period, the Series redeemed $1,000,000 in Treasury Bills.

At October 31, 2020, the gross unrealized appreciation for all securities totaled $3,735,082 and the gross unrealized depreciation for all securities totaled $833,705 or a net unrealized appreciation of $2,901,377. The aggregate cost of securities for federal income tax purposes at October 31, 2020 was $6,721,417.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2020, the Fund paid investment adviser fees of $104,602.

As of October 31, 2020, the Fund had $9,145 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2018	465,952.754	$6,877,819

Shares sold during 2019	8,726.005	171,339
Shares redeemed during 2019 (9,345.396)	(186,406)
Reinvestment of Distributions, December 27, 2018	25,875.130	453,591
Balance at October 31, 2019	491,208.493	$7,316,343

Shares sold during 2020	12,819.512	230,127
Shares redeemed during 2020	(3,678.033)	(76,588)
Reinvestment of Distributions, December 27, 2019	2,716.023	58,749
Balance at October 31, 2020	503,065.995	$7,528,631

12

GREATER WESTERN NEW YORK SERIES (A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF OCTOBER 31, 2020

TOGETHER WITH INDEPENDENT AUDITORS’ REPORT

DeJoy, Knauf & Blood, LLP

Certified Public Accountants

280 East Broad Street, Suite 300

Rochester, NY 14604

Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of

Bullfinch Fund, Inc. - Greater Western New York Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Greater Western New York Series (one of the series constituting the Bullfinch Fund, Inc. [the “Company”]) as of October 31, 2020, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bullfinch Fund, Inc. - Greater Western New York Series as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ DeJoy, Knauf & Blood, LLP

We have served as the auditor of Bullfinch Fund, Inc. - Greater Western New York Series since 2016.

Rochester, New York

December 21, 2020.

13

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $1,160,695	$1,803,783

Cash and Cash Equivalents	40,287

Accrued Interest and Dividends	2,355

Prepaid Expenses	1,127

Total Assets	$1,847,552

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$1,620

Due to Investment Adviser	1,842

NET ASSETS

Net Assets (Equivalent to $20.16 per share based on 91,457.336 shares of stock outstanding)	1,844,090

Total Liabilities and Net Assets	$1,847,552

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 91,457.336 Shares Outstanding	$1,255,787

Accumulated Net Investment Loss & Realized Loss from Security Transactions	(54,785)

Net Unrealized Appreciation on Investments	643,088

Net Assets at October 31, 2020	$1,844,090

The accompanying notes are an integral part of these financial statements.

14

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2020

	Historical
	Shares	Cost	Value
Level 1 Common Stocks – 80.90%
*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY
Electrical Equipment - 11.40%
Corning, Inc.	2,200	26,502	70,334
General Electric Co.	6,750	133,100	50,085
Ultralife Corp.*	17,400	65,037	89,784
		224,639	210,203
Aerospace - 9.67%
L3Harris Technologies Inc.	500	24,989	80,555
Moog, Inc. Class A	637	15,976	39,742
Northrop Grumman Corp.	200	2,294	57,964
		43,259	178,261
Medical Products & Supplies – 9.31%
Bristol-Myers Squibb Co.	1,150	29,276	67,218
Integer Holdings Corp*	850	17,417	49,682
Johnson & Johnson	400	22,617	54,844
		69,310	171,744
Banking & Finance – 8.47%
Community Bank System	1,200	23,452	69,588
M&T Bank Corp.	300	29,839	31,074
Manning & Napier Inc.*	14,100	66,903	55,554
		120,194	156,216
Steel – 6.23%
Gilbraltar Industries Inc.*	2,000	25,111	114,900

Electronics Components – 4.77%
Astronics Corp. Class A*	7,000	40,691	44,800
IEC Electronics Corp.*	4,518	6,983	43,237
		47,674	88,037
Commercial Services - 4.35%
Paychex, Inc.	975	25,852	80,194

Real Estate & Related - 3.71%
Life Storage Inc.	600	21,318	68,490

Foods & Beverages – 3.58%
Constellation Brands, Inc. Class A	400	2,509	66,092

Telecommunications - 3.56%
AT&T Inc.	950	33,705	25,669
Verizon Communications Inc.	700	34,210	39,893
		67,915	65,562
Computers - Software – 2.74%
Oracle Corp.	900	12,070	50,499

	Historical
	Shares	Cost	Value
Level 1 Common Stocks – 80.90%
Utilities - Natural Resources - 2.71%
National Fuel Gas Co.	1,250	50,833	49,950

Automotive - 2.39%
Monro Inc.	1,050	12,443	44,163

Airlines - 2.25%
Southwest Airlines Co.*	1,050	19,813	41,507

Retail - Specialty – 1.83%
CVS Health Corp.	600	33,591	33,654

Computers - Services – 1.81%
Computer Task Group, Inc.*	6,000	33,877	33,360

Metal Fabrication & Hardware – 1.00%
Graham Corp.	1,400	15,140	18,480

Instruments – 0.44%
Taylor Devices Inc.*	877	4,394	8,112

Office Equipment – 0.33%
Xerox Holdings Corp	350	12,742	6,083

Machinery – 0.18%
Columbus McKinnon Corp.	100	2,344	3,389

Railroads - 0.12%
Wabtec Corporation	36	2,810	2,135

Industrial Materials - 0.05%
Servotronics, Inc.	100	937	838

Total Investments in Securities		848,775	1,491,869

Level 1 – Cash & Equivalents – 2.19%
Schwab Bank – 2.19%		40,287	40,287
Bank Sweep Interest Rate .01%

Level 2 – Short Term Instruments – 16.91%
US Treasury Bill – 16.91%		311,920	311,914
Due 02/09/21 0.00%

Total Invested Assets		$1,200,982	$1,844,070

The accompanying notes are an integral part of these financial statements.

15

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2020

Table of Industries

Industry	Market Value	Percent

Aerospace	$178,261	9.67%
Airlines	$41,507	2.25%
Automotive	$44,163	2.39%
Banking & Finance	$156,216	8.47%
Commercial Services	$80,194	4.35%
Computers – Services	$33,360	1.81%
Computers – Software	$50,499	2.74%
Electrical Equipment	$210,203	11.40%
Electronics Components	$88,037	4.77%
Foods & Beverages	$66,092	3.58%
Industrial Materials	$838	0.05%
Instruments	$8,112	0.44%
Machinery	$3,389	0.18%
Medical Products & Supplies	$171,744	9.31%
Metal Fabrication & Hardware	$18,480	1.00%
Office Equipment	$6,083	0.33%
Railroads	$2,135	0.12%
Real Estate & Related	$68,490	3.71%
Retail – Specialty	$33,654	1.83%
Steel	$114,900	6.23%
Telecommunications	$65,562	3.56%
Utilities – Natural Resources	$49,950	2.71%
Total Equities	$1,491,869	80.90%

Cash & Equivalents	$40,287	2.19%
(Bank Sweep Interest Rate .01%)

US Treasury Bill (Due 02/09/21 0.00%)	$311,914	16.91%

Total Invested Assets	$1,844,070	100.00%

The accompanying notes are an integral part of these financial statements.

16

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2020

INVESTMENT INCOME:
Dividend and Interest Income	$30,405

EXPENSES:
Adviser Fees	21,898
Legal and Professional	2,483
Dues and Subscriptions	1,394
Director’s Fees	1,250
Custodian Fees	1,200
D&O/E&O	938
State Taxes	225
Telephone	124
Fidelity Bond	120
Registration Fees	111
Total expense	29,743
Net investment income	662
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain from securities transactions	118,270
Unrealized depreciation during the period	(394,217)
Net loss on investments	(275,947)
CHANGE IN NET ASSETS FROM OPERATIONS	$(275,285)

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2020 AND 2019

	October 2020	October 2019
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment gain	$662	$2,450
Net realized gain (loss) from security transactions	118,270	(150)
Net change in unrealized appreciation (depreciation) of investments	(394,217)	221,448
Change in net assets from operations	(275,285)	223,748

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	0	0
Distribution of ordinary income	(2,444)	(2,865)
Decrease in net assets from distributions to shareholders	(2,444)	(2,865)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	35,255	32,509
Reinvestment of distributions to shareholders	2,444	2,865
Shares Redeemed	0	(23,247)
Increase in net assets from capital share transactions	37,699	12,127
TOTAL INCREASE (DECREASE) IN NET ASSETS	(240,030)	233,010
NET ASSETS:
Beginning of year	2,084,120	1,851,110
End of year	$1,844,090	$2,084,120

The accompanying notes are an integral part of these financial statements.

17

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)
FOR THE YEARS ENDED OCTOBER 31, 2020, 2019, 2018, 2017 AND 2016

	October	October	October	October	October
	2020	2019	2018	2017	2016

NET ASSET VALUE, beginning of year	$23.28	$20.80	$22.23	$20.36	$20.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.01	0.03	(0.02)	0.00	(0.01)
Net gain (loss) on securities both realized and unrealized	(3.10)	2.48	(0.42)	2.21	(0.29)

Total from investment operations	(3.09)	2.51	(0.44)	2.21	(0.30)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of capital gains	0.00	0.00	(0.93)	(0.34)	(0.07)
Distribution of ordinary income	(0.03)	(0.03)	(0.06)	0.00	(0.06)
Total stock dividend distributions	(0.03)	(0.03)	(0.99)	(0.34)	(0.13)

NET ASSET VALUE, end of year	$20.16	$23.28	$20.80	$22.23	$20.36

NET ASSETS, end of year	$1,844,090	$2,084,120	$1,851,110	$1,952,720	$1,736,541

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)
FOR THE YEARS ENDED OCTOBER 31, 2020, 2019, 2018, 2017 AND 2016

	October	October	October	October	October
	2020	2019	2018	2017	2016
RATIO OF EXPENSES
TO AVERAGE NET ASSETS*	1.54%	1.53%	1.61%	1.37%	1.56%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS*	0.03%	0.12%	(0.08)%	0.00%	(0.05)%

PORTFOLIO TURNOVER RATE*	5.61%	0.01%	2.32%	2.87%	0.16%

TOTAL RETURN	(13.30)%	12.11%	(2.15)%	10.89%	(1.45)%

* Per share amounts calculated using the average shares method

The accompanying notes are an integral part of these financial highlights.

18

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2020

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value. The treasury bill is valued based on the rates currently offered for treasury bills of similar maturities.

19

ASSETS AT FAIR VALUE AS OF:

	10/31/20
	LEVEL 1	LEVEL 2
COMMON STOCKS	$1,491,869	$-
CASH & EQUIVALENTS	$40,287	$-
TREASURY BILL	-	$311,914
TOTALS BY LEVEL	$1,532,156	$311,914

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $2,865 to its shareholders on December 27, 2018 in the form of stock dividends equal to 146.487 shares of stock. The Series made a distribution of its ordinary income of $2,444 to its shareholders on December 27, 2019 in the form of stock dividends equal to 103.911 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 21, 2020, the date of issuance of these financial statements.

20

NOTE C – INVESTMENTS

For the year ended October 31, 2020, the Series purchased $107,969 of common stock. During the same period, the Series purchased $311,920 in Treasury Bills. During the same period, the Series redeemed $213,089 of common stock. During the same period, the Series redeemed $100,000 in Treasury Bills.

At October 31, 2020, the gross unrealized appreciation for all securities totaled $780,910 and the gross unrealized depreciation for all securities totaled $137,822, or a net unrealized appreciation of $643,088. The aggregate cost of securities for federal income tax purposes at October 31, 2020 was $1,160,695.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund. Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2020, the Fund paid investment adviser fees of $21,898.

As of October 31, 2020, the Fund had $1,842 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of October 31, 2020, two of the Series’ shareholders of record owned 40% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2018	89,009.347	$1,205,961

Shares sold during 2019	1,457.065	32,509
Shares redeemed during 2019	(1,081.276)	(23,247)
Reinvestment of Distributions, December 27, 2018	146.487	2,865
Balance at October 31, 2019	89,531.623	$1,218,088

Shares sold during 2020	1,821.802	35,255
Shares redeemed during 2020	0	0
Reinvestment of Distributions, December 27, 2019	103.911	2,444
Balance at October 31, 2020	91,457.336	$1,255,787

21

ADDITIONAL INFORMATION

EXPENSE TABLE

	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid
ACTUAL	5/1/20	10/31/20	Expense Ratio	During Period+
Unrestricted Series	$1,000.00	$1,050.10	1.43%	$7.27
Greater Western New York Series	1,000.00	1,001.00	1.54%	$7.64
HYPOTHETICAL++
Unrestricted Series	1,000.00	1,025.00	1.43%	$7.18
Greater Western New York Series	1,000.00	1,025.00	1.54%	$7.72

+ Expenses are equal to each Series’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

++ Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of the Fund, you incur operating expenses including investment advisory fees, regulatory fees and other Fund expenses. Such expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Table is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The Expense Table illustrates your Fund’s costs in two ways.

●	ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that would have been paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.

●	HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case - because the return used is not your Fund’s actual return – the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Fund’s SAI includes additional information about the Fund’s Directors, and is available without charge, by calling (585) 624-3150 or 1-888-BULLFINCH. Each director may be contacted by writing to the director c/o Bullfinch Fund, Inc. 3909 Rush Mendon Road, Mendon, New York 14506.

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The directors and officers of the Fund are:

NAME, AGE ADDRESS	POSITON(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED IN FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIR- RECTORSHIPS HELD BY DIRECTOR

INTERESTED PERSONS

Christopher Carosa, 60 2 Lantern Lane Honeoye Falls, New York 14472	President; Director; Chairman of Board; Chief Compliance Officer	Term of Office: N/A Length of Time Served: Since 1997	President, Founder Carosa Stanton Asset Management, LLC President, Director and Chairman of the Board, Bullfinch Fund, Inc.	2	N/A

Catarina L Carosa, 25 2 Lantern Lane Honeoye Falls NY 14472	Vice President	Term of Office: N/A Length of Time Served: Since 2019	Vice President & Research Associate Carosa Stanton Asset Management Vice President, Bullfinch Fund Inc. Senior Research Assistant, Butler Hospital Senior Research Assistant, Butler Hospital Research Assistant, Mt. Hope Family Center	2	N/A

Betsy Kay Carosa, 60 2 Lantern Lane Honeoye Falls, NY 14472	Corporate Secretary	Term of Office: N/A Length of Time Served: Since 1997	Office Manager Carosa Stanton Asset Management, LLC Corporate Secretary, Bullfinch Fund, Inc.	2	N/A

Peter S. Carosa, 23 2 Lantern Lane Honeoye Falls NY 14472	Director	Term of Office: N/A Length of Time Served: Since 2019	Design Engineer Bergmann	2	N/A

INDEPENDENT DIRECTORS

Patrick Borrelli, 52 8 Dixon Woods Honeoye Falls NY 14472	Director; Audit Committee	Term of Office: N/A Length of Time Served: Since 2020	Manager Test & Integration L3Harris Technologies	2	N/A

Bryan D. Hickman, 75 6233 Bopple Hill Road Naples, NY 14512	Director; Audit Committee	Term of Office: N/A Length of Time Served: Since 2008	Co Founder, Vice Chairman E3 Rochester	2	N/A

Lois Irwin, 68 33 Oak Meadow Trail Pittsford, NY 14534	Director	Term of Office: N/A Length of Time Served: Since 2006	Director of Provider Services ULTRAMOBILE IMAGING	2	N/A

William E.J. Martin, 60 4410 Woodlawn Ave. N Seattle, WA 98103	Director	Term of Office: N/A Length of Time Served: Since 1997	Managing Member, Chipman & Martin, LLC	2	N/A

William Merman, 37 304 Bedford Ave Buffalo, NY 14216	Director	Term of Office: 2 Year Length of Time Served: Since 2019	Business Development Manager Kyklo Business Development Manager Alleyoop	2	N/A

Michael W. Reynolds, 60 203 Randwood Drive Getzville, NY 14068	Director	Term of Office: N/A Length of Time Served: Since 2000	Marketing Consultant Sole Proprietor	2	N/A

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PROXY VOTING GUIDELINES

Carosa Stanton Asset Management, LLC, the Fund’s Investment Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and the voting record during the most recent 12 month period ending June 30th is available without charge, upon request, by calling (585) 624-3150 or 1-888-BULLFINCH. The Fund’s Forms N-PX is available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PX may also be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE REGARDING THE BOARD OF BOARD’S APPROVAL OF THE INVESTMENT ADVISORY CONTRACT

At the Board’s Annual Meeting, the Independent Board of the Board met separately to discuss the Adviser and reported the conclusions to the Board. In determining whether to renew the Management and Investment Advisory Agreements between the Fund and Carosa Stanton Asset Management, LLC, (the Adviser), the Board of Board requested, and the Adviser provided information relevant to the Board’s consideration. Among the factors the Board considered were:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER

The Board reviewed the nature, quality and scope of current and anticipated services provided by the Investment Adviser under the Advisory Agreement. The Board also analyzed the Investment Adviser’s experience and the capabilities of the Investment Adviser’s portfolio manager. For example, the Board reviewed and discussed the Investment Advisor’s Form ADV and internal compliance policies, as well as the experience of the Investment Adviser as investment adviser or sub-adviser to other investment portfolios. In addition to the above considerations, the Board reviewed and considered a description of the Investment Adviser’s portfolio and brokerage transactions. Based on this review, the Board concluded that the range and quality of services to be provided by the Investment Adviser to the Fund were appropriate and continued to support its original selection of the Investment Adviser.

INVESTMENT PERFORMANCE

The Board considered the Adviser’s investment performance during its tenure managing this Fund. The Trustees considered year-to-date performance along with annual performances for 1, 5, and 10 year(s) as well as performance since inception. Greatest emphasis is placed on the long-term investment performances. As of 12/31/19 the Investment Adviser has outperformed the benchmarks in all periods. The Board tried to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Value whenever this information was attainable without charge to the Fund. Based on this review, the Board concluded that the current and historical performance of the Fund, as managed by the Investment Adviser, was satisfactory.

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COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISER

The Board discussed the advisory fee along with the Fund’s other expenses as they relate to the Fund’s total expense rate. This expense ratio was compared to The Balance which reported (January 22, 2020) average expense ratios for Large Cap (0.865%), Mid-Cap (1.02%), and Small-Cap (1.14%). The Board noted the Fund was smaller than the average fund. Based on this review, the Board concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Board considered the level of profits that could be expected to accrue to the Investment Adviser from the fee payable under the Advisory Agreement. Based on this review, the Board concluded that the Fund’s advisery fee is competitive with those of comparable funds and that the Investment Adviser’s profit margin was reasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.

CONCLUSIONS

Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the Investment Management Agreements are fair and reasonable and the Board voted to renew the Agreements.

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